                                                                   EXHIBIT 10.27

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[Letterhead of University of California, Office of Technology Transfer]

January 24, 1994

Mr. Nick V. Arvanitidis
Chairman
Liposome Technology, Inc.
1050 Hamilton Court
Menlo Park, CA 94025

Re:  AMENDMENT TO LICENSE AGREEMENT
     UC Case No. 77-151-3, -4
     UC Agreement Control No. 86-02-0010

Dear Mr. Arvanitidis:

     This confirms our agreement to amend the License Agreement between us made August 1, 1986, UC Control No. 86-02-0010 (the "Agreement") as follows:

     1.  Section 2.2 is deleted and replaced with the following:
         "The license granted in paragraph 2.1 shall, with regard to Primary Applications, be exclusive from the effective date of this Agreement until the date of this Agreement until the date of expiration of the last to expire patent included within Regents' Patent Rights."

     2.  Section 3.5e is added to read as follows:
         "For purposes of subsections 3.5a and 3.5b, the terms `royalties' and `royalty income' include all compensation (fees, running royalties or otherwise) received by Licensee for a sublicense of some or all of the rights licensed to it under this Agreement."

     3.  The schedule in Section 5.3 is deleted and replaced with the following:

              "February 28
               May 31
               August 31
               November 30"

     4.  Section 5.4 is deleted and replaced with the following:

[*] = CONFIDENTIAL TREATMENT REQUESTED

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

         "Licensee shall pay the Regents the following minimum royalties to the extent they exceed the actual royalties paid to The Regents during the prior calendar year hereunder:

               Date Due                                 Amount
               --------                                 ------
               February 28, 1992                        [*]
               February 28, 1993                        [*]
               February 28, 1994                        [*]
               Each February 28, commencing 2/28/95     [*]

         Said minimum royalties shall be paid until the last to expire of Regents' Patent Rights."

The Regents acknowledge that the minimum royalty obligations due on February 28, 1992 and 1993 have already been met by royalty checks received on June 1, 1993 (Check Nos. 046217 and 046233). Please confirm your agreement to the foregoing by signing below.

Thank you.

                                      Sincerely,



                                      John M. Sarracino
                                      Licensing Associate

AGREED:

LIPOSOME TECHNOLOGY, INC.             THE REGENTS OF THE UNIVERSITY
                                         OF CALIFORNIA


By: /s/ Nick V. Arvanitidis           By: /s/ William T. Davis
   ------------------------              --------------------------

Name: Nick V. Arvanitidis             Name: William T. Davis
     ----------------------                ------------------------

Date: Jan. 24, 1994                   Date:________________________
     ----------------------




343202 v3/PA
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[*] = CONFIDENTIAL TREATMENT REQUESTED

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